FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is made as of this __ day of March, 2018, by and between HEMISPHERX BIOPHARMA, INC., a Delaware corporation (the “Seller”), and 783 JERSEY AVENUE, LLC, a New Jersey limited liability company, successor-by-assignment to Capital Realty & Investment Co., LLC (the “Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser entered into a Purchase and Sale Agreement dated as of January 8, 2018 (the “Original Agreement”) with respect to the “Property” defined therein located at 783 Jersey Avenue, New Brunswick, New Jersey; and

WHEREAS, Seller and Purchaser have agreed to amend the Original Agreement as set forth in this Amendment.

NOW, THEREFORE, In consideration of the mutual covenants and agreements set forth herein, for valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. definitions

All capitalized terms not defined in this Amendment shall have the meanings ascribed to them in the Original Agreement. All references to the “Agreement” contained in this Amendment and in the Original Agreement shall hereafter be deemed to refer to the Original Agreement, as modified and amended by this Amendment. The Recitals above shall be a part of this Amendment, and are incorporated by reference.

ARTICLE II. Amendment of original agreement

2.1	Purchase Price. Section 2.1 of the Original Agreement is hereby modified to increase the Purchase Price to FOUR MILLION EIGHTY THOUSAND AND 00/100 DOLLARS ($4,080,000.00).

2.2	Inventory of Personal Property. Exhibit B-1 attached to the Original Agreement is hereby replaced with Exhibit B-1 attached to this Amendment.

2.3	Seller Lease. Exhibit B-3 attached to the Original Agreement is hereby replaced with Exhibit B-3 attached to this Amendment.

ARTICLE III. MISCELLANEOUS

3.1	Other Provisions Unaffected. Except as modified hereby, all other provisions of the Original Agreement shall remain in in full force and effect, unmodified by this Amendment, and are hereby fully ratified, confirmed and adopted by Purchaser and Seller.

3.2	Entire Agreement. The Original Agreement, as modified by this Amendment, together with the Exhibits hereto, constitutes the entire understanding between the parties with respect to the Transaction and all prior agreements, understandings, representations and statements, oral or written, are merged into this Amendment.

3.3	Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New Jersey.

3.4	Severability. If any term or provision of this Amendment or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Amendment or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Amendment shall be valid and enforced to the fullest extent permitted by Law.

3.5	Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which counterparts taken together shall constitute one and the same agreement. Any executed counterpart delivered by electronic mail or telephone facsimile shall have the same force and effect as an original counterpart.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed on its behalf on the day and year first above written.

SELLER:

HEMISPHERX BIOPHARMA, INC. A Delaware corporation

By:	/s/ Wayne Springate
Name:	Wayne Springate
Title:	Sr. VP of Operations

PURCHASER:

783 JERSEY AVENUE, LLC, a New Jersey limited liability

By:	Kerron, LLC, a New Jersey limited liability company, an authorized manager

By:	/s/ Aaron T. Feiler
Name:	Aaron T. Feiler
Title:	Member

EXHIBIT B-1

INVENTORY OF PERSONAL PROPERTY

RM# 129	Equipment Description
HB# 2222	Thermo Electron -70C Freezer
HB#2051	Forma Scientific -70C Freezer
HB# 2262	Thermo Electron -70C Freezer
HB#2294	Thermo Electron -70C Freezer
HB#2261	Thermo Electron -70C Freezer
HB#2223	Thermo Electron -70C Freezer
HB# 2245	Leer -20C Walk In Freezer
HB#3256	VWR Symphony -70C Freezer
HB# 3346	Whirlpool -20C Freezer
HB# 3255	VWR Symphony -70C Freezer
HB# 2334	Dometic -70C Freezer
HB# 3341	Thermo Scientific -70C Freezer
HB# 3005	Darwin Stability Refrigerator
HB# 3340	Thermo Scientific -70C Freezer
HB# 2265	Thermo Electron -70C Freezer
HB# 1995	Magic Chef -20C Freezer
HB# 2333	Dometic -70C Freezer
HB# 2244	Leer -20C Walk In Freezer
HB# 3006	VWR Humidity Stability Chamber
HB#2335	Dometic -70C Freezer

RM #330	Equipment Description
HB# 1958	Forma Scientific Dry Incubator
HB# 3148	Thermo Scientific Dry Incubator
HB# 3149	Thermo Scientific Dry Incubator
HB# 1666	SterilGARD Biological Safety Cabinet
HB# 1789	SterilGARD Biological Safety Cabinet
HB# 1278	Quebec Colony Counter
HB# 1997	Met One Particle Counter
HB# 1779	RCS Air Sampler
HB# 1260	Leitz Microscope

RM#325	Equipment Description
HB# 2221	Thermo Electron -70C Freezer
HB# 1883	Gibson -20C Freezer
HB# 2214 (Top & Bottom)	Forma Scientific Water Jacketed CO2 Incubator
HB# 3151/ HB#3150	Thermo Scientific Water Jacketed CO2 Incubator
HB# 2231	Mettler Toledo pH meter
HB#3207	Thermo Scientific UV Spectrophotometer
HB# 3363	Fisher Scientific Dry Incubator
HB#2186	Mettler PM 200 Balance

B1-1

RM 323	Equipment Description
HB# 2343	SterilGARD Biological Safety Cabinet
HB# 2344	SterilGARD Biological Safety Cabinet
HB# 2282	VWR Waterbath
HB#3174	VWR Waterbath
HB#1204	Wild M40 Microscope
N/A	DELL Computer for CPE Calculations
HB# 3283	TRUE Refrigerator
HB# 3296	TRUE Refrigerator
HB# 3168	Fisher Depyrogenation Oven
HB# 3362	Kenmore Freezer

RM 327	Equipment Description
HB# 1131	Forma Quick Glassware Dryer
HB# 2306	Primus Sterilizer
HB# 2300	Miele Professional Laboratory Equipment Washer

RM# 322	Equipment Description
HB# 2330	Tecan Plate Reader
HB# 1101	Mettler Toledo Balance
Computer #55	DELL Computer for Tecan Plate Reader
HB# 1228	Bellco Glass Biological Safety Cabinet
HB# 3325	Nuaire Biological Safety Cabinet
HB# 1289	Bausch & Lomb Microscope
HB# 1127	Beckman Centrifuge
HB# 1631	Titertek Plate Reader
HB# 3001	Chromate Plate Reader
HB# 3404	Plate Gyratory Shaker
Computer # 54	DELL Computer for CPE Calculation

RM#324	Equipment Description
HB# 3054	VWR Waterbath
HB# 1269	Diavert Microscope
HB# 1205	BioGARD Biological Safety Cabinet
HB# 3262/ 3263	Forma Scientific Water Jacketed CO2 Incubator
HB# 3291	SANYO Water Jacketed CO2 Incubator
HB#1255	Bransonic Sonicator

RM#310 (SSI)	Equipment Description
HB# 2353	Millipore Filter Integrity Tester
HB# 2354	Guava Cell counter
HB# 2251	Mettler Toledo Balance
HB# 3154	Fisher Scientific IsoTemp Water Bath
HB# 2345	SterilGARD Biological Safety Cabinet
HB# 1646	Sorvall Centrifuge
HB# 1677	Waterbath

B1-2

RM #226	Equipment Description
HB# 3349	Sievers M-9 TOC Analyzer
Computer #53	DELL Computer for TOC Analyzer
HB# 3232	Mettler Toledo Conductivity Meter
HB#3332	Mettler Toledo Conductivity Meter
HB# 2104	Fisher Scientific Oven
HB# 3098	Desiccator
HB# 2347	Glas-Col Heating Mantle
HB# 2346	Maflar Furnace
HB# 1498	Sartorius Balance
HB# 1502	UV-160 Shimadzu UV Spectrophotometer
HB# 1776	Perkin Elmer 1420 Infrared Spectrophotometer
HB# 1589	Fume Hood

RM# 225	Equipment Description
HB#2359	Agilent HPLC
HB# 1824	RCA Refrigerator
HB# 2172	Agilent HPLC
HB# 3008	Agilent GC
HB# 3372	Advance Osmometer
Computer #47	DELL Computer for HPLC & GC
HB#1888	Savant Speed Vac

RM#218	Equipment Description
HB# 2212	Bally Walk In Refrigerator
HB# 1919	Frigidaire -20C Freezer
HB#3369	Eppendorf Centrifuge
HB# 2215	Edge Gard Hood
HB# 2216	Edge Gard Hood
HB# 2274	Denver Conductivity Meter
HB# 1518	Shimadzu Densitometer
HB# 2283	Brookfield Viscometer
HB# 2291	JASCO CD Spectrophotometer
HB# 2289	Mettler Toledo pH meter
HB# 3146	VWR Viscometer (waterbath)
HB# 2340	Malvern GPC
HB# 2227	Precision Waterbath
HB# 2275	Beckman HPLC
HB# 2242	Beckman HPLC
HB# 2318	Beckman Microfuge 12
Computer # 48	DELL Computer for JASCO CD
Computer # 49	IBM Computer for Beckman HPLCs
Computer # 50	DELL Computer for GPC

B1-3

RM#221	Equipment Description
HB# 3299	Labconco Freezer dry System
HB# 3417	UVP UVGL-58 Paper Chromatography
HB# 3448	Fotodyne Gel Imaging System
HB#2277	Beckman Ultracentrifuge
HB# 2246	Beckman Ultracentrifuge
HB# 2188	Mettler Toledo Balance
HB# 2187	Mettler Toledo Balance
HB# 1588	Labconco Hood
HB# 3152	Mettler Toledo Karl Fisher
HB# 2349	UVP Gel Imaging System
Computer #33	ACER Computer for UVP
Computer #44	IBM Computer for Beckman
Computer #44	IBM Computer for Beckman

RM# 222	Equipment Description
HB# 1799	Fisher Scientific Incubator
HB# 3046	Thermo Scientific Nanodrop
HB# 2219	Sartorius Balance
HB# 3274	Sorvall Centrifuge
HB# 3002	Horiba Spectrofluorometer
HB# 1894	GE Refrigerator/Freezer
HB# 3430	Centromix Microcentrifuge
HB# 3438	Pharmacia Electrophoresis Power Supply
HB# 3185	Invitrogen Electrophoresis Power Supply
HB# 1507	Thermolyne Heating Block
HB# 1800	Thermolyne Heating Block
HB# 3067	Fisher Scientific Heating Block
HB# 1908	Bio Rad Electrophoresis Power Supply
HB# 3432	Bio Rad Electrophoresis Power Supply
HB# 2289	Benchmark Shaker
HB# 3433	Labline Plate Rotator
Computer #46	Dell computer for Horiba Spectrofluorometer

RM #130	Equipment Description
HB# 2174	Ludlum Geiger Counter
HB# 3350	Ludlum Geiger Counter
HB# 1593	Fume Hood

RM#131	Equipment Description
HB# 2005	Sorvall Centrifuge
N/A	Controlled Environment Incubator Shaker
HB# 3300	GE Freezer
HB# 1891	Admiral Double door Refrigerator

Polymer Manufacturing	Equipment Description
HB# 3317	Thermo Scientific Liquid Nitrogen Tank

B1-4

Administrative Offices (Inventory List)

●	Front Office Conf. Rm- Chairs-7, Desk-1, Phone-1, Chalkboard-1 Table-1
●	Front Rec Area - Chairs-3, Desk-1, Phone-1 , File Cabinets-2, Scanner-1/(Fujitsu), Monitor-1, Laptop-1/(#LT-02), Shredder-1/(Fellowes), Glass Table-1
●	Open Area Chairs-3, Desk-1 (with 2 corner extensions), Printer-1/(Sharp MX-624ON), Shredmaster-1/(6550X), File Cabinets-5, Bulletin Boards-2, Monitors-3, Computers-3 (#76, # 12, no #)
●	Open Area/Back) File Cabinet-1, Mail slots/For employees/(Large)
●	Rm 107 Chairs-2, Desks-2, Monitors-3, Computer-1 (#15), Laptops-2 (#lt-07), (Laptop #36), File Cabinets-2
●	Rm-104 Chairs-2, Desks-2, Monitors-2, Computer-1(#16), Laptop-1(#93), Phones-2, File Cabinets-2, DVD Player/(Samsung), Laminating Machine-1 (Royal Sovereign)
●	Rm-108 File Cabinets-7
●	Rm-114 File Cabinets-28
●	Rm-115 File Cabinets-15
●	Rm-117 Chairs-2, Desks-3, Monitor-1, Laptop-1/(#79), Phone-1, File Cabinets-2
●	Rm-118 Chairs-2, Desks-2, Computer-1(#35), File Cabinet-1, Phone-1, Bulletin Board-1
●	Rm-119 Chairs-2, Desk-1(with 2 corner extensions), File Cabinets-2, Monitor-1, Laptops-3/Computer #73, (no #’s for the other 2, Phone-1
●	Rm-120 Chairs-2, Desk-1 (with 2 corner extensions), Monitor-1, Laptop-1/(computer# 69), File Cabinet-1 Phone-1
●	Rm-121 Chairs-2, Desk-1 (with 2 corner extensions), Phone-1, File Cabinets-2, Monitor-1, Computer-1 (#14) Printer-1 (MFC-8480DN)
●	Rm-122 Chairs-2, Desk-1(with -2 corner extensions), Phone-1, Printer-1, Monitor-1 Laptop(no #)
●	Rm-205 Chairs-2, Desk-1(with 2 corner extensions) Phone-1, File Cabinets-3, Monitor-1, Printer-1
●	Rm-206 Chairs-2, Desk-1 (with 2 corner extensions) Phone-1 File Cabinets-2, Monitor-1, Laptop-1, Printer-1, Bulletin Boards-2 , Small cart-1
●	Rm-207 Chairs-2, Desk-1 (with 2 corner extensions) Phone-1 File Cabinets-3, Monitor-1, Laptop-1,(Computer #78)
●	Rm-208 Chairs-5, Desk-1, Table-1, Phone-1, File Cabinets-1, Monitor-1, Laptop-1,(no #), Printer-1
●	Rm-209 Chairs-3, Desk-1, File Cabinets-3, Cart-1, Phone-1, Monitor-1, Laptop-1(Computer #29), Bulletin Board-1
●	Rm-214 Chairs-7, Desks-2, Table-1, Phone-1
●	Upstairs Conf Area/Open…….Chairs-8, Table-1, File Cabinets-8, Phone-2/(wall mounted), Lockers-18
●	Upstairs Conf Rm-502 Chairs-17, Table-3/(1 Large/2 Small), Sofa-1, File Cabinets-3, Polycom-1, Printer-1/(Brother MFC-9460CDN), Flatscreen TV,(Panasonic)-1, Presentation Board-1, Large Chalkboard-1, Bullentin Board-1, Extra Cabinets-2/wood
●	Rm-503- Chairs-6, Table-1, Sharp TV-1, Large Cart-1, Presentation Board/Chalkboard-1, Bulletin Board-1
●	Boiler Area Chair-1, Desk-1, File Cabinet-1, Phone-1, Monitor-1, Laptop-1(no #),
●	Rm-604 Chairs-3, Desks-3, Monitors-4, Phone-1, File Cabinets-2, Laptops-2/(no #’s), Computer-1(#13), Bulletin Board-1
●	Rm-605 Chairs-3, Desks-2, Phone-2, FileCabinet-1,Computer-1(no #), Laptop-1(no #)
●	Rm-606 Printer-2/(Hp Officejet 7310,), (Ricoh SPC410DN)/ Monitors-4, Phone-1, Laptops-2/(#40/no # for other laptop), Computer-8 (#42, #11, #61,#22, #37, #25, #31,/no # )
●	Rm-607 Desk-1, Phone-1, Bulletin Boards-3, Printer-1/(Hewlett Packard Design Jet 750C Plus Plotter
●	Rm 608 Desk-1, Phone-1, Chairs-3, Bulletin Boards-2, mail slots-2/small
●	Rm-609 Desks-2, Chairs-2, File Cabinets-3, Laptops-3(computer # 21/no # for the other 2), Computer-10 (#33, #60, #26, #30, #22, #10, #9, #28, #8, #27), Servers-6
●	Rm-610 Chairs-3, Desks-2, Phone-1, File Cabinets-4,Monitors-2, Bulletin boards-2, Laptop-1(no #)
●	Rm-611 Chairs-10, Desk-1, Bulletin boards-2, Phone-1 File cabinets-2, Laptops-3/(computer# 26/no #’s for the other 2)
●	Rm -612 Chairs-4, Desk-1, Phone-1, File Cabinets-4, Bulletin board-1
●	Rm-613 Chairs-2, Desk-1, File cabinets-6, Phones-2, Printer-1(Hp), Laminating Machine/(Epson 4490 Photo Perfection, Monitors-11, Computer-12 (#17, #7, #77, #75,#2, #19, #3., #4/the other 4 no #’s)

B1-5

B1-6

B1-7

EXHIBIT B-3

FORM OF SELLER LEASE

[Attached]